Annual
Report

[Global Illustration]

December 31, 1999







Templeton Dragon Fund, Inc.




[FRANKLIN TEMPLETON LOGO]

[GRAPHIC]



[PHOTOGRAPH OF J. MARK MOBIUS, Ph.D.]




J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.

Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.




Receive a free copy of Dr. Mark Mobius' new book, Passport to Profits! Simply call 1-800/342-5236 for this offer to Templeton Dragon Fund, Inc. shareholders.

SHAREHOLDER LETTER

-------------------------------------------------------------------------------
Your Fund's Goal: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.
-------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this annual report for Templeton Dragon Fund, covering the fiscal year ended December 31, 1999. Many Asian economies improved throughout the period, but mainland China and Hong Kong, the two primary components of the Fund's portfolio, experienced considerable economic hardship during the year.

However, toward the latter part of 1999, Hong Kong reported two consecutive quarters of economic growth, officially ending its recession. Property prices stabilized, tourism picked up and retail sales began to improve. Although mainland China's economy slowed considerably during the year, the strengthening of other Asian economies fueled increased demand for


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.



CONTENTS


Shareholder Letter ..................................................       1

Performance Summary .................................................       6

Important Notice to Shareholders ....................................       7

Financial Highlights & Statement of Investments .....................      10

Financial Statements ................................................      14

Notes to the Financial Statements ...................................      17

Independent Auditors' Report ........................................      20

Change in Independent Auditor .......................................      21

Tax Designation .....................................................      25


                                [PYRAMID GRAPHIC]

[PIE CHART]
GEOGRAPHIC DISTRIBUTION

Based on Total Net Assets
12/31/99

Hong Kong 58.6%
China 24.5%
Thailand 5.5%
Singapore 4.4%
Philippines 3.4%
Short-Term Investments & Other Net Assets 3.6%


inexpensive Chinese products. This led to increased Chinese exports and diminished worries that China would devalue its currency, the renminbi.

Also on the positive side, China signed an agreement with the U.S. allowing it to become a member of the World Trade Organization (WTO). However, China still has to restructure its state-owned enterprises (SOEs), and even with WTO membership, this will be a painful process that could substantially increase unemployment.

Two developments of note occurred in the Hong Kong stock market during the 12 months under review. First, the Hong Kong Stock Exchange and the Hong Kong Futures Exchange agreed to merge. The merger could cut down on costs associated with investing in Hong Kong, and make it a more attractive market for foreign and domestic investment. Second, the Chinese government launched the TraHK Fund in October 1999 as a way to divest some of the holdings it acquired in 1998, when it made substantial stock purchases to support the Hong Kong stock market. Investor response was better than expected, due in part to the price discount offered to investors.

On the mainland, the liquidity of the B-share markets, the only markets open to foreign investors, remained low. To generate greater interest in companies listed on these markets, the Chinese government announced it would begin selling some of its SOE holdings.

Within this environment, Hong Kong's equity market rose strongly while mainland China's generally lagged. Templeton Dragon Fund delivered a +50.11% one-year cumulative total return in market-price terms and a +43.98% return in net asset value terms, as shown in the Performance Summary on page 6.

On December 31, 1999, the fund held 58.6% of its total net assets in Hong Kong, 24.5% in mainland China, and 13.3% in other markets. The Fund was virtually fully invested, with a cash level of approximately 3.6% on December 31, 1999.

During the reporting period, the listing of the fund's top 10 holdings changed significantly. By December 31, 1999, China Overseas Land & Investment Ltd., Cheung Kong Infrastructure Holdings Ltd., Jardine Matheson Holdings Ltd., Cable & Wireless HKT Ltd. and China Telecom HK Ltd. had replaced New World Development Co. Ltd., Hong Kong Electric Holdings Ltd., Sun Hung Kai Properties Ltd., China Resources Enterprises Ltd. and Cathay Pacific Airways Ltd. In the case of China Telecom, the Fund began acquiring the stock early in the review period, because we believed it offered inexpensive exposure to China's vast and relatively closed mobile communications market. Since then, the stock advanced to become the Fund's largest holding, with 16.4% of total net assets at the period's end.

Because of our large positions in China Telecom HK Ltd. and Cable & Wireless HKT Ltd, the Fund's telecommunications sector exposure rose substantially during the fiscal year, and represented 21.6% of total net assets on December 31, 1999.

TOP 10 HOLDINGS
12/31/99

COMPANY                                                          % OF TOTAL
  INDUSTRY, COUNTRY*                                             NET ASSETS
-------------------------------------------------------------------------------
China Telecom HK Ltd.
Telecommunications, China                                           16.4%

Citic Pacific Ltd.
Multi-Industry, Hong Kong                                           10.8%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong                                            9.1%

HSBC Holdings PLC
Banking, Hong Kong                                                   6.6%

Dairy Farm International
Holdings Ltd.
Merchandising, Hong Kong                                             5.4%

Jardine Matheson
Holdings Ltd.
Multi-Industry, Hong Kong                                            3.5%

Cable & Wireless HKT Ltd.
Telecommunications,
Hong Kong                                                            3.1%

Cheung Kong
Infrastructure Holdings Ltd
Multi-Industry, Hong Kong                                            3.0%

China Overseas Land &
Investment Ltd.
Real Estate, Hong Kong                                               2.9%

Hang Lung Development
Co. Ltd.
Real Estate, Hong Kong                                               2.8%


*Hong Kong reverted to sovereignty of China on July 1, 1997.

However, the multi-industry sector continued to dominate the portfolio with 33.4% of total net assets, followed by telecommunications (21.6%), banking (12.4%) and real estate (10.7%).

Looking forward, we are optimistic about Hong Kong's future. Economic growth seems to have returned, and the city has a history of competent financial management and a strong adherence to law, which we believe makes it an attractive place for investment. Although we are cautious about the immediate future of mainland China's economy, we believe that over the long term, with some key changes to present business and governmental practices, the mainland could also provide attractive investment opportunities. We continue to monitor developments closely as we search for investments to benefit the shareholders of Templeton Dragon Fund.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 1,322% in the last 15 years, but has suffered 5 quarterly declines of more than 20% each during that time.(1) Investing in "China companies" also entails special considerations, including risks related to market and



1. Source: Hang Seng Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.

currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity. While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

We thank you for your continued support and interest in the Templeton Dragon
Fund.

Sincerely,



/s/ J. Mark Mobius
----------------------------
J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.


Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/99

Although the Board of Directors adopted a managed distribution policy for the Fund, the amount of distributions will vary based on earnings of the Fund's portfolio, as well as any profits realized from the sale of the portfolio's securities and the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

During the fiscal year ended December 31, 1999, the Fund distributed $1.1373 in accordance with the Fund's managed distribution policy. To the extent the Fund's quarterly distributions exceed the Fund's actual net investment income and net capital gains for the Fund's fiscal year, a portion of the Fund's distributions may have to be reported to the Fund's shareholders as a return of capital for tax purposes. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your Fund shares, and affect the computation of a gain or loss when you sell your shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

PERFORMANCE


ONE YEAR TOTAL RETURN                      +43.98%
Net Asset Value (NAV)                      (12/31/99) $12.75    (12/31/98) $10.00
Change in NAV                              +$2.75
Market Price (NYSE)                        (12/31/99) $9.8125   (12/31/98) $7.3750
Change in Market Price                     +$2.4375


Distributions (1/1/99-12/31/99)            Dividend Income      $.3197
                                           Return of Capital    $.8176
                                           TOTAL                $1.1373


ADDITIONAL PERFORMANCE AS OF QUARTER ENDED 12/31/99

                                                                    INCEPTION
                                          1-YEAR      5-YEAR        (9/8/94)
-------------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                        +43.98%       +42.77%       +34.77%
   Based on change in
   market price                           +50.11%       +27.99%       -2.54%
Average Annual Total Return(2)
   Based on change in
   net asset value                        +43.98%       +7.38%        +5.81%
   Based on change in
   market price                           +50.11%       +5.06%        -0.48%


For updated performance figures, please call Franklin Templeton at 1-800/342-5236.

6              Past performance is not predictive of future results.

IMPORTANT NOTICE TO SHAREHOLDERS


ADOPTION OF DEFINITIONS OF "EMERGING MARKET" and "EMERGING MARKET COMPANY." On July 21, 1999, the Fund's Board of Directors adopted non-fundamental definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of or with principal offices in, emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.
                                                                               7

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission recently granted the Franklin Templeton Funds an order that allows the funds, including Templeton Dragon Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has approved a change in the Fund's policy limiting investments in affiliated funds in order to allow the Fund to do so.

YEAR 2000 ISSUE. At this date, it appears neither the Fund's operations nor those of the companies in which it invests were adversely affected by Year 2000 computer-related problems. However, Year 2000 problems could still emerge. If a company in which the Fund is invested develops problems related to Year 2000, the price of its securities may be adversely affected, and this may have an adverse effect on the Fund's performance. Year 2000 has been one of the many factors the manager considers when making investment decisions. The manager reviewed public filings and other statements made by companies about their Year 2000 readiness, but could not audit each company to verify its readiness. Although the risk of the Year 2000 problem should decrease over time, especially after the leap day of February 29, 2000, the possibility remains that the Fund and the companies in which it is invested may be adversely affected by Year 2000 problems until all of their various data processing activities for the year have been completed.

REPURCHASE PROGRAM. On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions. On November 30, 1999, the Board authorized management to extend the Fund's open-market share repurchase program to also permit share repurchases on the Osaka Securities Exchange. These authorizations remain in effect.

MANAGED DISTRIBUTION POLICY. On July 22, 1998, the Board of Directors of the Fund adopted a managed distribution policy in an effort to address the market discount of the Fund's share price to net asset value. Under the managed distribution policy, the Fund intends to make quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to the declaration date. If the total amount distributed exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the excess amount distributed generally will constitute a return of capital. Shareholders who participate in the Fund's dividend reinvestment and cash purchase plan will receive their distributions in additional shares of the Fund.

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                            YEAR ENDED DECEMBER 31,                     YEAR ENDED MARCH 31,
                                            -------------------------------------------------------------------------------
                                            1999+++         1998++         1998          1997          1996         1995+
                                            -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  year)
Net asset value, beginning of year......      $10.00         $13.58        $18.25        $15.73        $13.97        $14.10
                                            -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income..................         .31            .25           .37           .34           .37           .22
 Net realized and unrealized gains
   (losses).............................        3.58          (3.26)        (3.58)         2.82          1.92          (.22)
                                            -------------------------------------------------------------------------------
Total from investment operations........        3.89          (3.01)        (3.21)         3.16          2.29            --
Underwriting expenses deducted from
  capital...............................          --             --            --            --            --          (.04)
                                            -------------------------------------------------------------------------------
Less distributions from:
 Net investment income..................        (.32)          (.27)         (.35)         (.34)         (.47)         (.09)
 Net realized gains.....................          --             --          (.70)         (.30)         (.06)           --
 In excess of net realized gains........          --             --          (.41)           --            --            --
 Tax return of capital..................        (.82)          (.30)           --            --            --            --
                                            -------------------------------------------------------------------------------
Total distributions.....................       (1.14)          (.57)        (1.46)         (.64)         (.53)         (.09)
                                            -------------------------------------------------------------------------------
Net asset value, end of year............      $12.75         $10.00        $13.58        $18.25        $15.73        $13.97
                                            ===============================================================================
Total Return*
 Based on market value per share........      50.11%       (30.08)%      (11.82)%         7.80%        21.11%      (19.34)%
 Based on net asset value per share.....      43.98%       (20.60)%      (16.39)%        20.76%        16.89%        (.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).........    $673,869       $528,464      $733,533      $985,719      $849,510      $754,227
Ratios to average net assets:
 Expenses...............................       1.59%          1.59%**       1.53%         1.50%         1.52%         1.54%**
 Net investment income..................       2.80%          3.21%**       2.14%         1.93%         2.48%         2.99%**
Portfolio turnover rate.................      66.60%         39.92%        13.59%         8.73%         7.81%            --

*Total return is not annualized.
**Annualized.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
++For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
+++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
 10

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                   COUNTRY         SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 95.0%
BANKING 12.4%
*Bangkok Bank Public Co. Ltd. ..............................      Thailand           338,400     $    550,024
*Bangkok Bank Public Co. Ltd., fgn. ........................      Thailand         2,548,700        6,451,545
HSBC Holdings PLC...........................................      Hong Kong        3,180,180       44,592,477
Oversea Chinese Banking Corp. Ltd. .........................      Singapore          712,950        6,549,466
*Philippine National Bank...................................     Philippines       3,588,600        8,459,479
*Thai Farmers Bank Public Co. Ltd. .........................      Thailand         3,351,800        3,840,325
*Thai Farmers Bank Public Co. Ltd., fgn. ...................      Thailand         5,000,000        8,393,285
United Overseas Bank Ltd. ..................................      Singapore          541,728        4,781,388
                                                                                                 ------------
                                                                                                   83,617,989
                                                                                                 ------------
BEVERAGES & TOBACCO 2.4%
Fraser and Neave Ltd. ......................................      Singapore        2,297,000        8,481,867
*Tsingtao Brewey Co. Ltd., H................................        China         24,122,000        7,369,878
                                                                                                 ------------
                                                                                                   15,851,745
                                                                                                 ------------
BUILDING MATERIALS & COMPONENTS .9%
*Siam Cement Public Co. Ltd. ...............................      Thailand           305,200        6,017,799
                                                                                                 ------------
CHEMICALS 1.0%
Shanghai Petrochemical Co. Ltd., H..........................        China         42,082,000        6,604,495
                                                                                                 ------------
CONSTRUCTION & HOUSING .1%
Italian-Thai Development Public Co. Ltd., fgn. .............      Thailand           346,200          387,434
                                                                                                 ------------
ELECTRICAL & ELECTRONICS
*Hana Microelectronics Co. Ltd., fgn. ......................      Thailand            15,200           73,712
                                                                                                 ------------
FINANCIAL SERVICES .6%
HKCB Bank Holding Company Ltd. .............................      Hong Kong       15,349,000        4,343,964
                                                                                                 ------------
FOOD & HOUSEHOLD PRODUCTS
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. ...........      Thailand            11,499           33,703
Saha Pathanapibul Public Co. Ltd., fgn. ....................      Thailand            23,500           27,082
*Want Want Holdings Ltd. ...................................      Singapore           68,000           92,480
                                                                                                 ------------
                                                                                                      153,265
                                                                                                 ------------
LEISURE & TOURISM 1.9%
CDL Hotel International Ltd. ...............................      Hong Kong           69,346           27,655
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong       14,808,000        9,810,407
Overseas Union Enterprise Ltd. .............................      Singapore          268,400          902,456
Shangri-La Asia Ltd. .......................................      Hong Kong        1,807,000        2,068,862
                                                                                                 ------------
                                                                                                   12,809,380
                                                                                                 ------------
MERCHANDISING 5.6%
Dairy Farm International Holdings Ltd. .....................      Hong Kong       40,536,078       36,482,470
Siam Makro Public Company Ltd., fgn. .......................      Thailand         1,120,400        1,582,233
                                                                                                 ------------
                                                                                                   38,064,703
                                                                                                 ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY         SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING .1%
Natsteel Ltd. ..............................................      Singapore          418,000     $    833,239
                                                                                                 ------------
MULTI-INDUSTRY 33.4%
Beijing Datang Power Generation Co. Ltd., H.................        China         59,458,600        9,790,572
Cheung Kong Holdings Ltd. ..................................      Hong Kong        4,819,000       61,217,759
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong       10,434,000       20,133,788
China Resources Enterprises Ltd. ...........................        China          4,802,700        7,691,981
Citic Pacific Ltd. .........................................      Hong Kong       19,330,000       72,734,611
Hutchison Whampoa Ltd. .....................................      Hong Kong          939,000       13,649,836
Jardine Matheson Holdings Ltd. .............................      Hong Kong        6,065,901       23,899,650
Jardine Strategic Holdings Ltd. ............................      Hong Kong        6,691,325       13,315,737
Sembcorp Industries Ltd. ...................................      Singapore          534,035          727,865
United Industrial Corporation Ltd. .........................      Singapore        3,175,000        1,791,954
                                                                                                 ------------
                                                                                                  224,953,753
                                                                                                 ------------
REAL ESTATE 10.7%
*China Overseas Land & Investment Ltd. .....................      Hong Kong      136,987,000       19,736,983
Hang Lung Development Co. Ltd. .............................      Hong Kong       16,476,000       18,651,676
Henderson China Holdings Limited............................      Hong Kong       10,705,000        6,334,727
Hong Kong Land Holdings Ltd. ...............................      Hong Kong        8,474,200       12,541,816
New World Development Co. Ltd. .............................      Hong Kong        6,161,731       13,871,524
United Overseas Land Ltd. ..................................      Singapore        1,384,000        1,296,331
                                                                                                 ------------
                                                                                                   72,433,057
                                                                                                 ------------
TELECOMMUNICATIONS 21.6%
Cable & Wireless HKT Ltd. ..................................      Hong Kong        7,124,546       20,575,810
*China Telecom HK Ltd. .....................................        China         17,716,000      110,760,610
Philippine Long Distance Telephone Co., ADR.................     Philippines         544,470       14,088,161
                                                                                                 ------------
                                                                                                  145,424,581
                                                                                                 ------------
TRANSPORTATION 3.0%
*China Eastern Airline Corp. Ltd., H........................        China         30,368,000        3,594,077
*China Southern Airlines Co. Ltd., H........................        China         15,894,000        3,475,886
Cross Harbour Tunnel Co. Ltd. ..............................      Hong Kong        1,368,900          977,346
Guangshen Railway Co. Ltd., H...............................        China         66,539,000        7,446,958
Keppel Corp., Ltd. .........................................      Singapore        1,691,000        4,426,755
                                                                                                 ------------
                                                                                                   19,921,022
                                                                                                 ------------
UTILITIES ELECTRICAL & GAS 1.3%
Shandong Huaneng Power Development Co. Ltd., ADR............        China          1,993,700        8,597,831
                                                                                                 ------------
TOTAL COMMON STOCKS (COST $495,847,941).....................                                      640,087,969
                                                                                                 ------------
PREFERRED STOCKS (COST $8,612,327) 1.4%
*Siam Commercial Bank, 5.25%, cvt., pfd., 144A, fgn.........      Thailand         7,933,200        9,723,613
                                                                                                 ------------

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                  PRINCIPAL
                                                                   COUNTRY        AMOUNT**          VALUE
-------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $24,119,418) 3.6%
U.S. Treasury Bills, 4.73% to 5.35% with maturities to
  5/18/00...................................................    United States    $24,423,000     $ 24,123,214
                                                                                                 ------------
TOTAL INVESTMENTS (COST $528,579,686) 100.0%................                                      673,934,796
OTHER ASSETS, LESS LIABILITIES..............................                                          (66,097)
                                                                                                 ------------
TOTAL NET ASSETS 100.0%.....................................                                     $673,868,699
                                                                                                 ============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
                                                                              13

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $528,579,686)....    $ 673,934,796
 Cash.......................................................               40
 Receivables:
  Investment securities sold................................        1,666,675
  Dividends and interest....................................          204,549
                                                                -------------
      Total assets..........................................      675,806,060
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................           92,770
  To affiliates.............................................          778,519
 Distributions to shareholders..............................          581,285
 Accrued expenses...........................................          484,787
                                                                -------------
      Total liabilities.....................................        1,937,361
                                                                -------------
Net assets, at value........................................    $ 673,868,699
                                                                =============
Net assets consist of:
 Distributions in excess of net investment income...........    $     (12,829)
 Net unrealized appreciation................................      145,355,110
 Accumulated net realized loss..............................     (160,628,499)
 Capital shares.............................................      689,154,917
                                                                -------------
Net assets, at value........................................    $ 673,868,699
                                                                =============
Net asset value per share ($673,868,699 / 52,859,893 shares
  outstanding)..............................................           $12.75
                                                                =============

                       See Notes to Financial Statements.
 14

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $175,570)
 Dividends..................................................    $ 24,297,589
 Interest...................................................       1,728,441
                                                                ------------
      Total investment income...............................                    $ 26,026,030
Expenses:
 Management fees (Note 3)...................................       7,380,081
 Administrative fees (Note 3)...............................         885,610
 Transfer agent fees........................................         153,900
 Custodian fees.............................................         241,300
 Reports to shareholders....................................         361,700
 Registration and filing fees...............................          61,100
 Professional fees..........................................         262,600
 Directors' fees and expenses...............................          50,100
 Amortization of organization costs.........................           4,015
 Other......................................................          31,095
                                                                ------------
      Total expenses........................................                       9,431,501
                                                                                ------------
            Net investment income...........................                      16,594,529
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments (net of foreign taxes of $261,173)............     (50,810,586)
  Foreign currency transactions.............................         (44,908)
                                                                ------------
      Net realized loss.....................................                     (50,855,494)
      Net unrealized appreciation on investments............                     239,783,031
                                                                                ------------
Net realized and unrealized gain............................                     188,927,537
                                                                                ------------
Net increase in net assets resulting from operations........                    $205,522,066
                                                                                ============

                       See Notes to Financial Statements.
                                                                              15

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                    1999               1998+
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 16,594,529       $  13,087,493
  Net realized loss from investments and foreign currency
   transactions.............................................     (50,855,494)        (88,448,519)
  Net unrealized appreciation (depreciation) on
   investments..............................................     239,783,031         (88,830,321)
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     205,522,066        (164,191,347)

 Distributions to shareholders from:
  Net investment income.....................................     (16,898,503)        (13,956,089)
  Tax return of capital.....................................     (43,219,054)        (16,054,032)

 Capital share transactions (Note 2)........................              --         (10,866,955)
                                                                --------------------------------
    Net increase (decrease) in net assets...................     145,404,509        (205,068,423)

Net assets:
 Beginning of year..........................................     528,464,190         733,532,613
                                                                --------------------------------
 End of year................................................    $673,868,699       $ 528,464,190
                                                                ================================

Distributions in excess of net investment income included in net assets:
 End of year................................................    $    (12,829)      $     (45,403)
                                                                ================================

+For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
                       See Notes to Financial Statements.
 16

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies", as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock.

At December 31, 1999, there were 100 million shares authorized ($0.01 par value). During the year ended December 31, 1999, there were no share transactions. During the period April 1, 1998 through December 31, 1998, 1,147,200 shares were repurchased for $10,866,955; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $532,523,783 was as follows:

Unrealized appreciation.....................................  $200,917,021
Unrealized depreciation.....................................   (59,506,008)
                                                              ------------
Net unrealized appreciation.................................  $141,411,013
                                                              ============

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At December 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2006......................................................  $106,989,967
  2007......................................................    49,694,430
                                                              ------------
                                                              $156,684,397
                                                              ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $370,820,382 and $434,209,867, respectively.

TEMPLETON DRAGON FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998 including the financial highlights for each of the periods prior to December 31, 1999 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
January 28, 2000

TEMPLETON DRAGON FUND, INC.
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, September 23, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1999. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending December 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Constantine Dean Tseretopoulos.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending December 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
                    TERM EXPIRING 2002:                          FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................  44,793,903        84.74%           841,755         1.59%
Nicholas F. Brady...........................................  44,824,490        84.80%           811,168         1.53%
Frank J. Crothers...........................................  44,715,842        84.59%           919,816         1.74%
S. Joseph Fortunato.........................................  44,748,382        84.65%           887,276         1.68%
Constantine Dean Tseretopoulos..............................  44,701,404        84.57%           934,254         1.77%

2. The ratification of the selection of PricewaterhouseCoopers LLP, as independent auditors of the Fund for the fiscal year ending December 31, 1999:

               % OF                      % OF                    % OF                      % OF
            OUTSTANDING               OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES       AGAINST      SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
---------------------------------------------------------------------------------------------------
45,064,524    85.25%       296,583        .56%      274,551       .52%         --           --

*Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 22

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NY 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS")

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 24

TEMPLETON DRAGON FUND, INC.
Tax Designation

At December 31, 1999, more than 50% of the Templeton Dragon Fund, Inc.'s assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund's shareholders in December 1999.

                                                     FOREIGN TAXES      FOREIGN SOURCE
                     COUNTRY                         PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------
China............................................       $0.0000            $0.0366
Hong Kong........................................        0.0000             0.1814
Malaysia.........................................        0.0006             0.0013
Philippines......................................        0.0002             0.0007
Singapore........................................        0.0024             0.0717
Thailand.........................................        0.0001             0.0004
                                                     ----------------------------------
TOTAL............................................       $0.0033            $0.2921
                                                     ----------------------------------
                                                     ----------------------------------

In January 2000, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

[FRANKLIN TEMPLETON LOGO]

TEMPLETON DRAGON FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030



ANNUAL REPORT
TEMPLETON DRAGON FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTDF A99 02/00
                        [RECYCLE] Printed on recycled paper